SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2002

                                       FH

                                  (Depositor)

(Issuer in respect of First Horizon Mortgage Pass-Through Trust, Series 2000-5)

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214.441.4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2000-5

On July 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Series 2000-5, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2000, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Series 2000-5 relating to the distribution date of July 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2002


                                       FH


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2002


                             Payment Date: 07/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2000-5
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    7.500000%             0.00          0.00            0.00       0.00       0.00
                        A2                  0.00    7.500000%             0.00          0.00            0.00       0.00       0.00
                        A3                  0.00    7.500000%             0.00          0.00            0.00       0.00       0.00
                        A4         17,688,990.88    7.500000%       331,270.62    110,556.19      441,826.82       0.00       0.00
Residual                AR                  0.00    7.500000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,174,071.14    7.500000%         2,427.92     19,837.94       22,265.87       0.00       0.00
                        B2          1,904,640.26    7.500000%         1,456.90     11,904.00       13,360.91       0.00       0.00
                        B3            815,992.14    7.500000%           624.17      5,099.95        5,724.12       0.00       0.00
                        B4            815,992.14    7.500000%           624.17      5,099.95        5,724.12       0.00       0.00
                        B5            453,438.73    7.500000%           346.85      2,833.99        3,180.84       0.00       0.00
                        B6            544,634.42    7.500000%           416.60      3,403.97        3,820.57       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         25,397,759.72     -              337,167.24    158,736.00      495,903.24     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2                  0.00              0.00
                                A3                  0.00              0.00
                                A4         17,357,720.25              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,171,643.22              0.00
                                B2          1,903,183.36              0.00
                                B3            815,367.97              0.00
                                B4            815,367.97              0.00
                                B5            453,091.89              0.00
                                B6            544,217.82              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         25,060,592.48     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2000-5
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     7.500000% 32051DDF6     0.000000      0.000000      0.000000
                           A2              0.00     7.500000% 32051DDG4     0.000000      0.000000      0.000000
                           A3              0.00     7.500000% 32051DDH2     0.000000      0.000000      0.000000
                           A4     17,688,990.88     7.500000% 32051DDJ8    18.047977      6.023219    945.667135
Residual                   AR              0.00     7.500000% 32051DDK5     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,174,071.14     7.500000% 32051DDL3     0.755656      6.174275    987.128297
                           B2      1,904,640.26     7.500000% 32051DDM1     0.755656      6.174275    987.128297
                           B3        815,992.14     7.500000% 32051DDN9     0.755656      6.174275    987.128297
                           B4        815,992.14     7.500000% 32051DDP4     0.755656      6.174275    987.128297
                           B5        453,438.73     7.500000% 32051DDQ2     0.755656      6.174275    987.128297
                           B6        544,634.42     7.500000% 32051DDR0     0.755654      6.174275    987.128321
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      25,397,759.72       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2000-5
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        25,060,592.50    25,060,592.50
Loan count                     70               70
Avg loan rate           8.306052%             8.31
Prepay amount          317,739.90       317,739.90

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees         5,117.07         5,117.07
Sub servicer fees       11,815.86        11,815.86
Trustee fees               126.99           126.99


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             106,500.00       106,500.00
Fraud                1,835,554.14     1,835,554.14
Special Hazard       1,280,384.02     1,280,384.02


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           69.664013%           100.000000%             17,688,990.88
   -----------------------------------------------------------------------------
   Junior           30.335987%             0.000000%              7,702,872.23
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 1,346,712.27
60 to 89 days                           1                   399,239.49
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 5                 1,745,951.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount              495,903.24            495,903.24
Principal remittance amount              337,167.24            337,167.24
Interest remittance amount               158,736.00            158,736.00